UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Nuveen Floating Rate Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

On March 31, 2023, Nuveen Floating Rate Income Fund filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Card inadvertently omitted Proposal No. 2 as described in the Proxy Statement. The purpose of filing this supplement is to include a revised proxy card to include Proposal No. 2. No other changes have been made to the Proxy Statement.

PO Box 43131

Providence, RI 02940-3131

Please detach at perforation before mailing.

NUVEEN FLOATING RATE INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2023

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Floating Rate Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and John M. McCann, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Floating Rate Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MT2MA5A, on May 8, 2023, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Floating Rate Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

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PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Floating Rate Income Fund

Annual Meeting of Shareholders to Be Held Virtually on May 8, 2023.

The Proxy Statement for this meeting is available at

https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.  To approve an Agreement and Plan of Merger pursuant to which Nuveen Short Duration Credit Opportunities Fund, Nuveen Senior Income Fund, and Nuveen Floating Rate Income Opportunity Fund (each a “Target Fund”) would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company (the “Merger Sub”) and wholly-owned subsidiary of Nuveen Floating Rate Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Target Funds being converted into newly issued common and preferred shares of the Acquiring Fund.

			FOR ☐	AGAINST ☐	ABSTAIN ☐

2.  To approve the issuance of additional common shares of the Acquiring Fund in connection with the mergers of each Target Fund with and into the Merger Sub pursuant to the Agreement and Plan of Merger.

			FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Election of Board Members:
Class I:	Class II:	Preferred Shares Only:	FOR ALL ☐	AGAINST ALL ☐	FOR ALL EXCEPT ☐
01. Robert L. Young	02. Amy B. R. Lancellotta	05. William C. Hunter
	03. John K. Nelson	06. Albin F. Moschner
04. Terence J. Toth
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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